HSBC Finance Corporation
Consumer and Mortgage Lending

Retail Branch Originated Real Estate
Securitization Program

Investor Outreach
June 2007

Exhibit 99.1

Contents

1.

HSBC Corporate Overview and Business Strategy                            pg. 4-5

2.

HSBC Finance Corporation - Managed Receivables & Funding                      pg. 6-9

Closed end home equity loans – Trust collateral comparison

Highlights of Trust statistics for 2007-2 securitization

3.

Consumer Lending Business Model Overview    pg. 10-15

Consumer lending organization structure

Overview of Consumer Lending business

Product summary

Sourcing branch real estate accounts

Borrower profile

4.

Origination Process & Controls                 pg. 16-23

Credit Policy & Pricing

Lending/Underwriting

Income evaluation

Collateral evaluation

Compliance

Technology

Summary of Consumer Lending model

Headquartered in London, HSBC is one of the largest financial services organizations in the world, with a market capitalization of more than US $212 billion

Listed on the London, Hong Kong, New York, Paris and Bermuda stock exchanges

More than 312,000 employees in 10,000 offices across 82 countries and territories in Europe, the Asia-Pacific region, the Americas, the Middle East and
Africa to serve about 125 million customers

Significant balance sheet resources to support priority clients in achieving their strategic objectives-total assets of $1,861 billion and long term/senior rating of
AA- Pos outlook (S&P), Aa2 Pos outlook (Moody’s) and AA Pos outlook (Fitch)

2006 pre-tax profit of $22.0 billion

HSBC Holdings – Leading Global Financial Institution

Business Strategy

Offer a wide range of consumer and mortgage lending services, as well as credit, finance and insurance products

While a full spectrum originator, balance sheet focus is on non-conforming & non-
prime borrowers of mortgage, auto, credit card, and consumer loans

Tightening credit in response to recent home appreciation and credit deterioration trends while continuing to grow using focused market expansions

HSBC Finance Corporation Overview and Business Strategy

Overview

Doing business through predecessor entities since 1878

A recognized leader in U.S. consumer lending

Leading market share in all businesses

Balance sheet is focused on non-conforming and non-prime borrowers

Extensive customer base and distribution network

Nationwide branch network, direct mail and e-commerce

Significant distribution through alliances and partnerships\

More than 50 million individual customer accounts

Personal Non-credit Card
13%
Real Estate Secured
60%
Automobile Loans
8%
Private Label
2%
Mastercard Visa
17%

HSBC

3/31/2007

Managed Receivables Mix

$160.1  Billion

HSBC Finance Corporation’s Managed Receivables – By Type

Source: HSBC Finance Corp. 10Q March 31, 2007

Securitization
17%
Short Term
Debt
7%
Long Term
Debt
76%

HSBC

Securitize all major asset types through both public and private transactions

Issue on a consistent basis to promote research and secondary liquidity

HSBC Finance  – Domestic Funding Mix

$140.1 Billion

Note: Excludes Private Label Credit Card Receivables at HSBC Bank USA

Domestic Funding Mix

3/31/07

Bloomberg Ticker: HFCHC

Note: The CLTV does not exceed 100% (excluding points and lender fees which are capped at 6%).

Additional Information Sources

Detailed information can also be found at:  www.hsbcusa.com/hsbc_finance/abs

Branch Closed End Home Equity Loans – Trust Collateral Comparison

Characteristics:

2007-2

2007-1

2006-4

2006-3

Pricing Date

05/17/2007

04/16/2007

12/07/2006

10/20/2006

Pool Balance

$950,226,163

$981,699,457

$1,127,851,821

$1,413,471,600

Minimum Current Principal Balance

$9,613

$5,177

$5,152

$6,110

Maximum Current Principal Balance

$781,442

$772,894

$752,795

$783,276

Average Current Principal Balance

$132,547

$112,684

$114,596

$131,903

Range of Loan Rates

7.00%-15.60%

7.00%-14.68%

7.000% to 14.930%

7.250% to 15.680%

Weighted Average Loan Rate

9.070%

8.452%

8.449%

8.211%

Range of Original Terms to Maturity

60 to 360 months

60 to 360 months

60 to 360 months

60 to 360 months

Weighted Average Original Term to Maturity

317 months

312 months

311 months

317 months

Range of Remaining Terms to Maturity

44 to 349 months

22 to 346 months

27 to 351 months

34 to 352 months

Weighted Average Remaining Term

304 months

286 months

290 months

298 months

Range of Original Combined Loan-to-Value Ratios

4.00% to 105.91%

6.92%-105.85%

9.62% to 105.89%

4.40% to 105.88%

Weighted Average Original Combined Loan-to-Value Ratios

88.88%

95.64%

93.22%

93.13%

Weighted Average FICO Credit Score

617

620

626

624

Primary Residence

100.00%

100.00%

100.00%

100.00%

First Lien

95.70%

97.50%

94.52%

95.78%

Top State Distributions (by Aggregate Principal Balance)

FL 9.91%

PA 8.24%

FL 12.54%

CA 10.47%

VA 8.86%

OH 6.35%

CA 7.67%

VA 7.64%

CA 7.02%

NY 6.11%

NY 7.42%

PA 7.56%

PA 6.77%

VA 5.95%

PA 6.59%

NY 7.53%

NY 6.21%

FL 4.23%

TX 6.18%

OH 4.73%

Highlights of Trust Statistics for 2007-2 Securitization

Total pool principal balance                            $       950,226,163

Average original principal loan size                                     $              132,547

Weighted average interest rate                                                    9.07%

Range of original terms to maturity                                       60 to 360 months

Weighted average original term to maturity                317 months

% ARM loans                                                                             0%

% fixed rate    100%

Weighted average FICO at loan closing                             617

% 1st  liens                                               95.7%

Weighted avg. combined loan to value %                    88.9%

Weighted average seasoning for 2007 deals              > 12 months

             Representative
of total branch

             originated

             Portfolio

Top States

FL  =  9.91%

VA =  8.86%

CA =  7.02%

PA =  6.77%

NY =  6.21%

             All Loans
Originated in
Branch

             Network

           HSBC Finance Corporation has been a responsible, leading provider of credit products to hard working consumers for over 125 years.  Consumer Lending offers a full spectrum product line to the middle income market across a broad range of channels.

           Our balance sheet focus is on non-conforming & nonprime borrowers of mortgage and consumer loans.

$65 B balance sheet

HSBC Finance Corporation Senior Debt Ratings - Aa3/AA-/AA-

Internal capital generation

Efficient operation, with solid history of sustained earnings growth

Consumer Lending intends to be a regular issuer of closed-end structured transactions on a quarterly or more frequent basis.  We are a portfolio lender which holds the entire residual certificate below the
AA level (i.e. 17.45% in HELT 2007-1 and 2007-2).

Consumer Lending Organization Structure

December 31, 2006

Brands

Managed Portfolio

Secured      Unsecured

# Retail

Branches

#

Employees

#

Accounts

Channels

   $45B              $20B

1,382

13,337

  3.0M

branches

direct

internet

alliances

             Overview

             Structure

             Notes

NON-PRIME

CUSTOMER SEGMENT

CHANNELS

Primarily retail
branch channel

Direct lending

Partnerships

Internet

Direct mail

PRODUCTS

Real estate secured

Predominantly Fixed
Rate (92%)

Unsecured

Ancillary

Insurance

Auto loans

Credit cards

Home and auto

Leading provider of
credit products to hard
working customers for
over 125 years

~3 million active
accounts and $60+
billion in gross
receivables

Largest U.S. sub-prime
retail mortgage
originator*

Over $40 billion in
gross secured
receivables

Overview of Consumer Lending Business

* Inside B&C Lending, September 15th, 2006

Highly effective sales organization

Serve advice preferring customers

Unique customer value proposition

Analytically driven decision making
(marketing, risk, operations, collections)

Multi-channel lender (branch, direct,
partnerships, Internet, direct mail)

Variety of secured and unsecured product
offerings

Expanding integration across a diversified
finance company and a broader financial
services business

Consumer Lending’s Position in the Marketplace

Customers must meet a “net tangible
benefits” test

One-page loan term disclosure summary

Independent appraisals and loan closers

10-day satisfaction guarantee

Maximum LTV of 100% (excluding points
and lender fees, capped at 6% under
current guidelines)

No contemporaneous secured loans within
90 days

Best rate available, systemically controlled

Prepayment penalties capped at 2 years

Securitized loans are generally seasoned at
least 3-4 months on a dollar weighted basis

Competitive Position

For secured products

             Secured

             - RE 1

             - RE 2

             - PHL

Our portfolio has few nontraditional (affordability) mortgage products, focus is on fixed
(or declining) rate, fully amortizing 30-year product (some I/O or term > 30 years).

Refinance cash-out mortgages

Primarily non-prime & non-conforming

Primarily closed end real estate secured loans

Revolving lines (not securitized)

Limited 2/28 ARMs (not securitized)

Limited purchase money and I/O loans (not securitized)

Our Pay Right Rewards Program is a 20/30/40 bps rate reduction program that can aggregate into 200 to 400 bps in savings over ten years (monthly payment reduces when contract rate is lowered).

    Unsecured

Personal note loans and lines of credit

             Ancillary

Insurance

Credit life and disability

Involuntary unemployment insurance

Home and/or auto security protection plans

Auto loans (via HSBC Auto)

Credit cards (via HSBC Card)

Consumer Lending Product Summary

   Geographic

     Diversity

Top Five States as a percentage of the portfolio as of December, 2006 (none over 15%):

1. California

2. New York

3. Florida

4. Pennsylvania

5. Virginia

Customers primarily are sourced through the branch retail network; a small stream of purchased portfolios and partner referrals and limited website leads.  Sales personnel provide knowledgeable counsel to our customers, in the form of options and true comparisons.

The majority of our branch real estate borrowers are existing customers

Direct mail is used to bring customers to the branch – only a small percent of customers walk into a branch unsolicited

In combination with mail campaign, branch personnel make outbound calls to marketing leads and current customers

Mailing lists are based on:

Customers value relationship earned with branch network.  Consumer Lending’s core customer is high LTV refinance/debt consolidation customer in middle market.

Existing customers

Acquired portfolios

Affiliate customers

Paid off accounts

Third party lists

Credit bureau data

             Relationship
Lender

             Retail
Community

             Presence

             Affiliate
Partners

Sourcing Branch Real Estate Accounts

Age:                                                                              ~ 50

Gross Household Income:                        ~ $75,700

Time on Job:                                                ~ 13.4 years

Avg. Home Value:                              ~ $190,000

Time at Current Address:                           ~ 10.9 years

Needs:

Access to more funds and flexibility

Wage earnings are primary income source

Looks for lower monthly payments

Our borrowers view their house as a “home”, not just a place to live

Loan purpose is primarily refinancing and debt consolidation

(At January 8, 2007)

Branch Real Estate - Customer Profile

Consumer Lending provides oversight over a decentralized branch platform through these primary centralized functions:

Credit Policy

Lending

Pricing

Compliance

Technology

All aspects of the origination platform are controlled through this framework.

In addition, Consumer Lending has strong governance, management and planning functions internally and externally audited by corporate audit staff and state and federal agencies.  Consumer Lending has high emphasis on quality assurance and quality records management.

Origination Process & Controls

Credit Policy and Pricing

Credit Policy

Credit Policy & Lending sets and changes credit policies. All material credit policy changes are approved by the Consumer Lending Credit Committee

Governs account origination, management, and loss mitigation processes by employing strong analytical & quantitative discipline to risk management and operations

Proprietary credit risk (CGS2) and bankruptcy (IBK) scorecards are used for all automated decisions.  Scores also drive manual decision limits.  Scorecards are product-specific and regularly revalidated.  FICO is not a key driver for underwriting.

This group also independently monitors and audits the quality of underwriting

Pricing

Systemically-controlled pricing ensures consistent pricing for all applicants applying for a similar product

System edits require recalculation of the interest rate if any of the pricing variables are modified.

Pricing cannot be modified by any front-line branch operations personnel.
Override authority is centralized with regional and divisional Branch
Operations executives.  Override rates are managed at less than 3%

Lending/Underwriting

Real estate underwriting is centralized in Elmhurst, Illinois.  There is no lending authority vested with any branch operations personnel.  The function reports to the Chief Credit Officer.

Centralized underwriting provides the customer and company consistent decisions according to internal, external and regulatory guidelines.

Key application data is validated by centralized underwriting.

Underwriters operate within tightly defined standard credit policies and procedures. About 3% of total decisions made are for variances outside our standard underwriting guidelines.

Consumer Lending uses a mix of system and human underwriting. All final real estate loans decisions are currently evaluated by an underwriter.  Some preliminary decisions are systematic.

Earnings / W2 Income

12 months of verifiable income is generally obtained

May be a combination of W2 or earnings statement

Documentation required to explain any variance > 10% between the W2 and earnings statement

Verification of employment (VOE) (Form 2061) or phone verification is required when accepting hand-written earnings statement or recent earnings statement is > 45 days.

VOE (form 2061) may be required when:

  < 1 year with the current employer

  currently on disability

  income is derived from bonus, commission, overtime, etc

  determining the likelihood for continued receipt of income

Increased income due to a recent “pay increase” will be accepted with a recent earnings statement that reflects the increase

Income Evaluation

Collateral Evaluation

Over 90% of all appraisals are conducted by IREP (3rd party vendor management company)

A small number of customer-supplied, third-party appraisals are accepted, pending quality checking by internal appraisal review staff (reports to Chief
Credit Officer)

AVM (Automated Valuation Model) valuations are used on a limited basis

No contact takes place between branch operations personnel and IREP appraisers

IREP performs back-end quality checks on 100% of its appraisals before releasing value to branch operations

Two appraisals are required for large loan sizes (i.e., $600,000 in core states;
$700,000 in better performing states)

Internal appraisal review staff reviews valuation discrepancies and performs back-end audits

Review appraisals submitted by underwriters for “second look”

Review third-party and dual appraisals

Perform audit of IREP and underwriter quality

Objectives

Identification and assessment of risks

Development of sound policies

Effective communication of risks & policies

Ensure adequate controls are in place to monitor adherence to policy and regulation

Monitor the effectiveness of controls

Developed & implemented industry-leading standards of conduct and best practices which are independently audited

Pre-funding Controls

Application disclosures sent through central mail

Net Tangible Benefits Test – All real estate secured loans must have NTB

High cost controls automatically test APR thresholds

Refinance rules regulate refinance prohibitions

Post-funding Controls

Ongoing monitoring of key compliance controls

Document certification ensures required documents are present and accurate

HMDA compliance

Compliance

Technology Profile and Strategies

Reduce complexity of business processes

Support compliance infrastructure

Significant focus on quality, uptime, availability and reliability

Built for competitive advantage

Highly scalable infrastructure

Business strategy guides all technology decisions

Create value driven technology solutions

Data is a corporate asset

Prospect

(direct mail)

Portfolio

Other

Affiliate

Loan
application

Unsecured

Real Estate

Booked
loan

Sourcing

“Live check” (check note
loan) is dominant
acquisition tool

Levering existing
customer relationships is
primary sourcing

Lead distribution

Centrally-managed
lead lists

4 tiers of leads

Back-end MIS
permits lead
optimization
analytics

Full “do not solicit”
integration

Branch Calling

Lead lists created at
AE level

Certain events
trigger “perfect time”
leads (e.g., live
check cashing)

Underwriting

No branch authority
over:

Underwriting

Pricing

Appraisals

All decisions made
centrally

Compliance
technology pre-
funding lock-downs

Closed Loan

Independent
loan closer
for all RE
loans

Compliance
technology
post-funding
lock-downs

Records &
QAC checks

~53%

~14%

~21%

~12%

Lead Mgmt.

System (LMS)

Lead Sources

100% = ~ 12 million

Summary of the Consumer Lending Model

Centralized

Centralized

De-Centralized

AE-specific

lead list

1.  Name

2.  Name

3.  Name

4.  Name

5.  Name

:

50. Name